Q1 2023 Financial Results 2023 Copyright eHealth Insurance. Conference Call Slides 1

Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding the constrained lifetime value of commissions; our estimates regarding costs per approved member; our 2023 operational initiatives; and our 2023 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors. 2023 Copyright eHealth Insurance. 2

Q1 2023 Highlights 2023 Copyright eHealth Insurance. (1) Adjusted EBITDA is calculated by excluding paid-in-kind dividends for preferred stock and change in preferred stock redemption value (together "the impact from preferred stock"), income tax expense (benefit), depreciation and amortization, stock- based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.” (2) The number of MA-equivalent approved members is calculated by adding the total number of approved Medicare Advantage and Medicare Supplement members and 25% of the total number of approved Medicare Part D members during the period presented. Strong first quarter performance reflects positive impact of the ongoing transformation plan Improved earnings compared to last year: Q1 2023 net loss of $19.9 million compared to net loss of $32.7 million in Q1 2022 Q1 2023 Adjusted EBITDA(1) of $(12.7) million compared to Adjusted EBITDA(1) of $(24.8) million in Q1 2022 Operating cash flow increased 29% year-over-year from $47.1 million in Q1 2022 to $60.8 million in Q1 2023, driven in part by higher earnings and strong renewal cash collections for our Medicare cohorts Unit economics continue to improve on a year-over-year basis with total acquisition costs per MA-equivalent(2) approved member down 22% compared to Q1 2022: Customer care and enrollment expense per MA-equivalent(2) approved member down 15% year-over-year. Variable marketing cost per MA-equivalent(2) approved member down 27% year-over-year. Q1 2023 telephonic conversion rates continued to improve on year-over-year basis, increasing 21% compared to Q1 2022. Reaffirming our FY 2023 guidance ranges. 3

Enhanced Q1 Medicare Unit Economics 2023 Copyright eHealth Insurance. (1) The number of MA-equivalent approved members is calculated by adding the total number of approved Medicare Advantage and Medicare Supplement members and 25% of the total number of approved Medicare Part D members during the period presented. $(200) $- $200 $400 $600 $800 $1,000 Q1-FY22 $948 ($545) ($441) (4%) ($38) MA LTV Variable Marketing Cost per MA-equivalent Approved Member(1) CC&E per MA- equivalent Approved Member (1) Per Unit Gross Margin $(200) $- $200 $400 $600 $800 $1,000 Q1-FY23 $901 ($396) ($375) $130 4 14% MA LTV Variable Marketing Cost per MA-equivalent Approved Member(1) CC&E per MA- equivalent Approved Member (1) Per Unit Gross Margin

($32.7) ($19.9) Q1-FY22 Q1-FY23 Net Loss ($MM) Significant Improvement in Q1 Profitability 2023 Copyright eHealth Insurance. (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. ($24.8) ($12.7) Q1-FY22 Q1-FY23 Adjusted EBITDA ($MM) $105.3 $73.7 Q1-FY22 Q1-FY23 Total Revenue ($MM) (30%) 5 Q1 ‘23 Net loss and adjusted EBITDA improved significantly compared to a year ago, on a lower revenue base. The increase in Q1 profitability was driven by continued efficiency gains in our marketing and telesales organizations.

## Q1 Medicare Segment Performance

**Q1 '23 Medicare segment revenue declined 35% year-over-year reflecting a reduction in our marketing spend and lower agent headcount.**

**Segment loss[(1)] of $3.4M improved by more than $11M year-over-year.**



Medicare Segment Revenue ($MM)
$95.1
(35%)
$61.8
Q1-FY22
Q1-FY23



Medicare Segment Loss(1) ($MM)
($14.8)
($3.4)
Q1-FY22
Q1-FY23



Medicare Approved Members (000s)
95.8
(28%)
68.9
Q1-FY22
Q1-FY23



Medicare Est. Ending Membership (000s)
905.6
(2%)
884.5
Q1-FY22
Q1-FY23

(1) Segment loss is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, and impairment, restructuring and other charges.

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# Q1 Individual, Family, and Small Business Segment Performance

**Q1 '23 Individual, Family, and Small Business segment revenue and profit (1) grew compared to Q1 '22, driven by higher LTVs for our IFP products and strong renewals of our small business book of business.**



Individual, Family, and Small Business Segment Revenue ($MM)
$10.2
17%
$11.9
Q1-FY22
Q1-FY23



Individual, Family, and Small Business Segment Profit(1) ($MM)
$5.3
41%
$7.4
Q1-FY22
Q1-FY23



IFP, SMB & Ancillary Approved Applications (000s)
31.3
(8%)
28.7
Q1-FY22
Q1-FY23



IFP, SMB & Ancillary Est. Ending Membership (000s)
382.0
(8%)
353.1
Q1-FY22
Q1-FY23

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, and impairment, restructuring and other charges.

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Cash Flow & Liquidity Metrics 2023 Copyright eHealth Insurance. $144.4 $202.7 Dec 31, 2022 Mar 31, 2023 Ending Cash, Cash Equivalents, & Marketable Securities ($MM) Following a strong cash collection quarter in Q1, our trailing-twelve-month operating cash flow of ($13.2)M represents a year-over- year improvement of more than $145M. We believe we have ample liquidity to execute on our 2023 plan. 8 ($158.3) ($13.2) TTM Mar 31, 2022 TTM Mar 31, 2023 Operating Cash Flow ($MM)

# Total Cash Collected by Revenue Type

Total Q1 cash collections of $160.2M declined 15% year-over-year driven by lower commission and non-commission revenue compared to Q1 2022. This was driven by lower first-year commissions collected as a result of our intentional reduction in customer acquisition spend during the AEP, and partially offset by higher Medicare renewal collections.



$8.2
$81.4
$4.5
$47.4
$19.2
$43.3
$11.8
$50.2
$8.9
$127.0
$3.6
$59.7
$46.3
$52.0
$15.3
$65.0
$8.1
$177.8
$5.7
$76.8
$16.4
$58.2
$11.8
$66.8
$14.6
$174.5
$4.8
$77.2
$1.5
$66.0
$25.3
$72.7
$6.0
$154.2
Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023
Commission
Non-Commission & Others



$43.7
$222.3
$74.0
$303.6
$42.0
$379.7
$46.1
$390.4
FY2019
FY2020
FY2021
FY2022

(1) We distinguish between commission and non-commission based cash collections using the same methodology we use to distinguish between commission revenue and revenue from non-commission sources, which can be found in our Annual Report on form 10-K filed with the Securities and Exchange Commission on March 1, 2023.

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FY 2023 Operational Priorities 2023 Copyright eHealth Insurance. Build on our progress within eHealth’s omnichannel marketing and lead generation engine 1 Improve conversion rates across our entire enrollment platform 2 Introduce the next evolution of our customer retention strategy Further diversify eHealth’s revenue streams 43 10

FY 2023 Guidance 2023 Copyright eHealth Insurance. 2023 Full Year Guidance Range (in millions) Total Revenue $420 – $440 GAAP Net Loss $55 – $35 Adjusted EBITDA(1) $(15) – $5 Operating Cash Flow $(30) – $(15) We are reaffirming our previously issued guidance ranges for the fiscal year ending December 31, 2023: (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. 11

Appendix 2023 Copyright eHealth Insurance. 12

Net Loss Attributable to Common Stockholders to Adjusted EBITDA Reconciliation 2023 Copyright eHealth Insurance. 13

Reconciliation of Non-GAAP Financial Measures to Guidance 2023 Copyright eHealth Insurance. 14